SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

December 5, 2007

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Date of Report (Date of earliest event reported)

WATAIRE INTERNATIONAL, INC.

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(Exact name of registrant as specified in its charter)

Washington                000-49955             91-2060082

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(State or other jurisdiction       (Commission           (IRS Employer

of incorporation)            File Number)       Identification No.)

21550 Oxnard Street, Suite 300, Woodland Hills, CA 91367

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(Address of principal executive offices)

Registrant's telephone number, including area code: (877) 602-8985

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

On December 5, 2007, Wataire International, Inc. (the “Company”) completed a private placement of 588,235 restricted common shares at a price of $0.17 per share for a total of $100,000 to an individual who is an accredited investor as defined in Regulation D of the Securities Act of 1933.  The capital raised will be used for general working capital.

The Company issued the shares pursuant to an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WATAIRE INTERNATIONAL, INC.

Date:

December 10, 2007            By: /s/ Robert Rosner

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Robert Rosner